Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:  Carlyle Income Plus, Ltd
     Commission File No.000-16975
     Form 8-K

Gentlemen:

Transmitted,   for   the  above-captioned  registrant,   is   the
electronically filed executed copy of registrant's current report on Form 8-K dated November 19, 1998.

Thank you.

Very truly yours,

Carlyle Income Plus, Ltd.


By:  JMB Realty Corporation
     (Corporate General Partner)


     By:  GAILEN J. HULL
          Gailen J. Hull, Senior Vice President
          and Principal Accounting Officer



Enclosures
                           FORM 8-K


              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                        CURRENT REPORT


           Pursuant to Section 13 or 15 (d) of the
               Securities Exchange Act of 1934

      Date  of Report (Date of earliest event reported): November
19, 1998

                   CARLYLE INCOME PLUS LTD.
         -------------------------------------------

    (Exact name of registrant as specified in its charter)


     Illinois                 000-16975           36-3439532
-----------------           ---------------       ----------
(State of Organization)     (Commission)          (IRS
Employer                    File  Number)         Identification
                                                  Number)


       900 N. Michigan Avenue, Chicago, Illinois 60611
      -------------------------------------------------

           (Address of principal executive office)


  Registrant's telephone number,including area code:(312) 915-1987.
  ----------------------------------------------------------------


                                  1




                  CARLYLE INCOME PLUS, LTD.

                      CHICAGO, ILLINOIS

         --------------------------------------------



ITEM  5.  OTHER EVENTS. The Partnership has reduced  all  of  its assets  to cash or cash equivalents and has thereby dissolved  in

accordance  with  the  terms of its partnership  agreement.   The

Partnership  will make a final liquidating cash  distribution  to the holders of its limited partnership interests ("Interests") in the amount of $16.48 per Interest.  The Partnership will wind  up its affairs effective November 30, 1998.



ITEM  8.  CHANGE  IN  FISCAL YEAR.  On  November  19,  1998,  the

Partnership determined to change its fiscal year from a  December

31  fiscal  year, used in its most recent filing for the  quarter ended September 30, 1998, to the date of winding up, November 30,

1998.  A final form 10-K will be filed covering this final period within 90 days of such date.




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                          SIGNATURES

Pursuant  to the requirements of the Securities Exchange  Act  of

1934, the Registrant has duly caused this report to be signed  on its behalf by the undersigned thereunto duly authorized.




                    CARLYLE INCOME PLUS, LTD.
                    By:  JMB Realty Corporation
                         Corporate General partner


                         By:  __________________________________
                              GAILEN J. HULL
                              Gailen J. Hull
                              Senior Vice President and
                              Principal Accounting Officer

Date:      December 1, 1998